EXHIBIT C

BILL OF SALE

Composite Technology Corporation, a Nevada corporation ("**CTC**"), CTC Cable Corporation, a Nevada corporation ("**Cable**"), Stribog Inc., a Nevada corporation ("**Stribog**"), CTC Renewables Corporation, a Nevada corporation ("**Renewables**" and together with CTC, Cable and Stribog, the "**Seller**"), in consideration of the purchase price paid by CTC Acquisition Corp., a Delaware corporation ("**Purchaser**"), as set forth in and pursuant to that certain Asset Purchase Agreement dated as of August 4, 2011 ("**Agreement**"), the terms of which are incorporated herein by reference, the receipt and sufficiency of such consideration being hereby acknowledged, has sold and assigned, and by this Bill of Sale does hereby grant and assign to Purchaser, its representatives, successors and assigns, all of the Assets (as defined in the Agreement), AS IS AND WHERE IS, and WITH ALL FAULTS, subject to the terms and conditions of the Agreement.

Date: ______________________, 2011

SELLER

COMPOSITE TECHNOLOGY CORPORATION
a Nevada corporation

____

Name: ________________________

Title: ________________________

CTC CABLE CORPORATION
a Nevada corporation

____

Name: ________________________

Title: ________________________

STRIBOG INC.
a Nevada corporation

____

Name: ________________________

Title: ________________________

CTC RENEWABLES CORPORATION
a Nevada corporation

____

Name: ________________________

Title: ________________________